UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2006


                         OCEAN WEST HOLDING CORPORATION
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    000-49971                 71-087-6958
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                 26 Executive Park, Suite 250, Irvine, CA 92614
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 861-2590

                                       N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))

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Item 1.01 Entry into Material Definitive Agreement

         On April 2, 2006, InfoByPhone, Inc., d/b/a AskMeNow, a wholly-owned subsidiary of the Registrant, Ocean West Holding Corporation (the "Company"), executed a Wireless Application Distribution Agreement (the "Agreement") with Rogers Wireless Partnership, an Ontario, Canada partnership ("Rogers") with an Effective Date of March 31, 2006. Rogers Wireless, Inc. is Canada's largest wireless voice and data communications service provider with more that 6.1 million customers under the names Rogers Wireless and Fido. Pursuant to the Agreement, the Company granted to Rogers a non-transferable license to use and distribute the Company's software technology and its AskMeNow service to Rogers' customers on their devices, including the right to access and download the Company's application from a server. The term of the Agreement is for two years from the Effective Date, with a one year renewal term. The license is exclusive until January 31, 2007. Rogers has agreed to share with the Company all revenues received from its customers for the service. Rogers will display the links to AskMeNow through the Web/WAP interfaces. Rogers will distribute and sub-license AskMeNow service under AskMeNow and Rogers mutual branding guidelines.

         The Company indemnified Rogers against, among other things, a claim of infringement of any third party intellectual property rights. Either party may terminate the Agreement for a breach of a material obligation which is not cured within 20 business days of notification. Rogers may terminate the Agreement for convenience on 60 days' prior written notice.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number      Description
------      -----------

10.1 Wireless Application Distribution Agreement, dated as of March 31, 2006, by and between InfoByPhone, Inc. and Rogers Wireless Partnership.








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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   April 7, 2006

                              OCEAN WEST HOLDING CORPORATION



                              By:   /s/ Darryl Cohen
                                  -------------------------------------------
                                    Darryl Cohen
                                    Chief Executive Officer
















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